UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-2183

Barings Corporate Investors
(Exact name of registrant as specified in charter)

1500 Main Street, P.O. Box 15189, Springfield, MA 01115-5189
(Address of principal executive offices) (Zip code)

Janice M. Bishop, Vice President, Secretary and Chief Legal Officer Independence Wharf, 470 Atlantic Ave., Boston, MA 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 413-226-1000

Date of fiscal year end: 12/31

Date of reporting period: 06/30/17

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Attached hereto is the semi-annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

Adviser
Barings LLC
1500 Main Street, P.O. Box 15189
Springfield, Massachusetts 01115-5189

Independent Registered Public Accounting Firm
KPMG LLP
Boston, Massachusetts 02110

Counsel to the Trust
Ropes & Gray LLP
Boston, Massachusetts 02110

Custodian
State Street Bank and Trust Company
Boston, Massachusetts 02116
Transfer Agent & Registrar
DST Systems, Inc.
P.O. Box 219086
Kansas City, Missouri 64121-9086
1-800-647-7374

Internet Website
www.barings.com/mci

Barings Corporate Investors c/o Barings LLC 1500 Main Street, Suite 2200 Springfield, Massachusetts 01115 (413) 226-1516

Investment Objective and Policy
Barings Corporate Investors (the "Trust") is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol "MCI". The Trust's share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust's investment objective is to maintain a portfolio of securities providing a current yield and at the same time offering an opportunity for capital gains. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.

Barings LLC ("Barings") manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

Form N-Q
The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at http://www.sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.
Proxy Voting Policies & Procedures; Proxy Voting Record
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings. A description of Barings' proxy voting policies and procedures is available (i) without charge, upon request, by calling, toll-free 866-399-1516; (ii) on the Trust's website: www.barings.com/mci; and (iii) on the SEC's website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) on the Trust's website: www.barings.com/mci; and (ii) on the SEC's website at http://www.sec.gov.

Legal Matters
The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively, "service providers") who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

Under the Trust's Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Trust's registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Corporate Investors

TO OUR SHAREHOLDERS
July 31, 2017

We are pleased to present the June 30, 2017 Quarterly Report of Barings Corporate Investors (the "Trust").

The Board of Trustees declared a quarterly dividend of $0.30 per share, payable on August 11, 2017 to shareholders of record on August 1, 2017. The Trust paid a $0.30 per share dividend for the preceding quarter. The Trust earned $0.34 per share of net investment income, including $0.04 per share of non-recurring income for the second quarter of 2017, compared to $0.33 per share, including $0.04 per share of non-recurring income, in the previous quarter.

During the second quarter, the net assets of the Trust increased to $302,454,098 or $15.22 per share compared to $292,381,934 or $14.74 per share on March 31, 2017. This translates into a 5.4% total return for the quarter, based on the change in the Trust's net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 14.1%, 10.1%, 12.7%, 10.5%, and 13.7% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust's net assets assuming the reinvestment of all dividends.

The Trust's share price decreased 1.2% during the quarter, from $15.27 per share as of March 31, 2017 to $15.09 per share as of June 30, 2017. The Trust's market price of $15.09 per share equates to a 0.9% discount to the June 30, 2017 net asset value per share of $15.22. The Trust's average quarter-end premium for the 3, 5 and 10-year periods was 9.8%, 13.6% and 12.5%, respectively. U.S. equity markets, as approximated by the Russell 2000 Index, increased 2.5% for the quarter. U.S. fixed income markets, as approximated by the Barclays Capital U.S. Corporate High Yield Index, increased 2.2% for the quarter.

The Trust closed three new private placement investments during the second quarter. The three new investments were in BEI Precision Systems & Space Company, Inc., English Color & Supply LLC and Whitebridge Pet Brands Holdings, LLC. A brief description of these investments can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in these transactions was $10,305,000.

Middle market transaction activity continued to be below expectations in the second quarter. While overall middle market loan volume increased 2% compared to the first quarter of 2017 and 7% compared to the comparable quarter in 2016, the increase was primarily driven by refinancing activity as new money volume (an indicator of M&A activity) was down 5% from the first quarter. More importantly, it was the larger end of the middle market that posted the quarter-over-quarter and year-over-year growth. Lending activity in the "traditional middle market", the primary market segment in which the Trust invests, was down 13% compared to the first quarter of 2017 and 20% lower than the comparable quarter of 2016 (source: Thomson Reuters LPC Middle Market Weekly – July 14, 2017). Exacerbating the low M&A activity is the continuation of hyper-competitive market conditions driven by the increasing abundance of debt capital available to borrowers. While deal flow remains stable and we continue to actively pursue new investment opportunities on behalf of the Trust, we do so cautiously in order to generate attractive investment returns without taking inappropriate levels of risk, a strategy that has served us well over the years.

The Trust's remaining portfolio remains in good condition with the number of companies on our watch list and/or in default remaining stable and at acceptable levels. Furthermore, the majority of the underlying companies in the portfolio generally demonstrated stable to improving financial performance during the quarter. Five private companies in which the Trust had outstanding investments were sold during the quarter resulting in favorable outcomes. In addition, three companies prepaid a portion or all of their subordinated debt held by the Trust. At quarter-end there were eleven companies in which the Trust had outstanding investments which were in an active sale process. We would expect these companies to be sold over the next few quarters.

The Trust was able to maintain its $0.30 per share quarterly dividend in the second quarter. For the first time since 2013, the Trust's recurring investment income was sufficient to maintain the quarterly dividend and required no supplementation from non-recurring income to do so. As discussed in prior reports, since 2013 recurring investment income alone had not been sufficient to fully fund the current dividend rate principally due to the considerable reduction in the number of private debt securities in the portfolio resulting from the high level of exits and prepayment activity that occurred from 2013 through 2015, combined with generally lower investment returns available due to market and competitive dynamics over the past several years. Over the past several quarters many of the investments exited by the Trust in privately held companies were in non-interest bearing securities, while the majority of the Trust's new investments in privately held companies have been in interest bearing debt securities. Thus, recurring investment

(Continued)

income was sufficient to fund the current quarterly dividend. The level of expected recurring investment income generated by the Trust in 2017, combined with the availability of earnings carry forwards and other non-recurring income, is expected to be sufficient to maintain the current dividend rate over the next several quarters. However, until recurring investment income consistently reaches a level equal to the current dividend rate, there is the risk that the dividend may need to be reduced in the future.

Thank you for your continued interest in and support of Barings Corporate Investors.

Sincerely,

Robert M. Shettle

President

Portfolio Composition as of 6/30/2017*

Public Debt
11.3%
Public Equity
0.1%
Public Bank
Loans
2.5%
Cash & Short-Term
Investments
3.3%
Private / Restricted
Equity
14.0%
Private Debt
68.8%

* Based on market value of total investments (including cash)
Cautionary Notice: Certain statements contained in this report may be "forward looking" statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management's current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust's trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust's current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Barings Corporate Investors
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
June 30, 2017
(Unaudited)

Assets:
Investments
(See Consolidated Schedule of Investments)
Corporate restricted securities at fair value (Cost - $212,435,568)	$216,971,616
Corporate restricted securities at market value (Cost - $57,849,677)	58,808,444
Corporate public securities at market value (Cost - $44,363,143)	46,215,387
Short-term securities at amortized cost	1,998,678

Total investments (Cost - $316,647,066)	323,994,125
Cash	9,170,096
Interest receivable	3,603,283
Other assets	6,747

Total assets	336,774,251

Liabilities:
Note payable	30,000,000
Payable for investments purchased	1,462,849
Deferred tax liability	1,371,595
Investment advisory fee payable	945,169
Interest payable	202,400
Tax payable	147,693
Accrued expenses	190,447

Total liabilities	34,320,153

Total net assets	$302,454,098

Net Assets:
Common shares, par value $1.00 per share	$19,868,194
Additional paid-in capital	112,114,511
Retained net realized gain on investments, prior years	145,980,019
Undistributed net investment gain	8,785,835
Accumulated net realized gain on investments	9,730,075
Net unrealized depreciation of investments	5,975,464

Total net assets	$302,454,098

Common shares issued and outstanding (28,054,782 authorized)	19,868,194

Net asset value per share	$15.22

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF OPERATIONS
For the six months ended June 30, 2017
(Unaudited)

Investment Income:
Interest	$13,526,935
Dividends	2,426,510
Other	257,275

Total investment income	16,210,720

Expenses:
Investment advisory fees	1,858,863
Interest	792,000
Trustees' fees and expenses	168,000
Professional fees	104,087
Reports to shareholders	57,000
Custodian fees	16,795
Other	58,253

Total expenses	3,054,998

Investment income - net	13,155,722

Net realized and unrealized gain on investments:
Net realized gain on investments before taxes	3,230,440
Income tax expense	(323,912)

Net realized gain on investments after taxes	2,906,528

Net increase (decrease) in unrealized appreciation (depreciation) of investments before taxes	9,978,472

Net (increase) decrease in deferred income tax expense	(358,394)

Net increase (decrease) in unrealized appreciation (depreciation) of investments after taxes	9,620,078

Net gain on investments	12,526,606

Net increase in net assets resulting from operations	$25,682,328

See Notes to Consolidated Financial Statements

Barings Corporate Investors
CONSOLIDATED STATEMENT OF CASH FLOWS
For the six months ended June 30, 2017
(Unaudited)

Net decrease in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$8,933,108
Purchases of portfolio securities	(37,946,279)
Proceeds from disposition of portfolio securities	25,023,238
Interest, dividends and other income received	14,920,901
Interest expense paid	(792,000)
Operating expenses paid	(2,201,481)
Income taxes paid	(2,320,378)

Net cash provided by operating activities	5,617,109

Cash flows from financing activities:
Cash dividends paid from net investment income	(11,886,148)
Receipts for shares issued on reinvestment of dividends	1,149,905

Net cash used for financing activities	(10,736,243)

Net decrease in cash	(5,119,134)
Cash - beginning of year	14,289,230

Cash - end of period	$9,170,096

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$25,682,328

Increase in investments	(20,081,942)
Decrease in interest receivable	110,393
Decrease in other assets	20,036
Increase in payable for investments purchased	1,462,849
Increase in deferred tax liability	358,394
Increase in investment advisory fee payable	65,260
Decrease in tax payable	(1,996,466)
Decrease in accrued expenses	(3,743)

Total adjustments to net assets from operations	(20,065,219)

Net cash provided by operating activities	$5,617,109

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended 06/30/2017 (Unaudited)	For the year ended 12/31/2016
Increase in net assets:
Operations:
Investment income - net	$13,155,722	$22,171,839
Net realized gain on investments after taxes	2,906,528	3,711,135
Net change in unrealized appreciation of investments after taxes	9,620,078	1,357,082

Net increase in net assets resulting from operations	25,682,328	27,240,056

Increase from common shares issued on reinvestment of dividends
Common shares issued (2017 - 77,787; 2016 - 125,703)	1,149,905	2,103,555

Dividends to shareholders from:
Net investment income (2017 - $0.30 per share; 2016 - $1.20 per share)	(5,949,026)	(23,688,009)

Total increase in net assets	20,883,207	5,655,602

Net assets, beginning of period/year	281,570,891	275,915,289

Net assets, end of period/year (including undistributed net investment income of $8,785,835 and $1,579,139, respectively)	$302,454,098	$281,570,891

See Notes to Consolidated Financial Statements

Barings Corporate Investors
CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding:

	For the six months ended 06/30/2017 (Unaudited)	For the years ended December 31,
		2016	2015	2014	2013
Net asset value:
Beginning of period/year	$14.23	$14.03	$14.34	$13.85	$13.38

Net investment income (a)	0.66	1.12	1.04	1.23	1.18
Net realized and unrealized gain (loss) on investments	0.63	0.26	(0.16)	0.45	0.48

Total from investment operations	1.29	1.38	0.88	1.68	1.66

Dividends from net investment income to common shareholders	(0.30)	(1.20)	(1.20)	(1.20)	(1.20)
Dividends from net realized gain on investments to common shareholders	—	—	—	—	—
(Decrease)/Increase from dividends reinvested	0.00	0.02	0.01	0.01	0.01

Total dividends	(0.30)	(1.18)	(1.19)	(1.19)	(1.19)

Net asset value: End of period/year	$15.22	$14.23	$14.03	$14.34	$13.85

Per share market value:
End of period/year	$15.09	$15.48	$17.25	$15.89	$14.93

Total investment return
Net asset value (b)	9.15%	10.13%	6.20%	13.78%	12.76%
Market value (b)	(0.51% )	(3.49% )	17.01%	16.53%	5.93%
Net assets (in millions):
End of period/year	$302.45	$281.57	$275.92	$280.13	$268.69
Ratio of total expenses to average net assets	2.34%	2.92%	2.56%	3.66%	2.42%
Ratio of operating expenses to average net assets	1.57%	1.56%	1.67%	1.65%	1.64%
Ratio of interest expense to average net assets	0.55%	0.56%	0.55%	0.57%	0.59%
Ratio of income tax expense to average net assets (c)	0.22%	0.80%	0.34%	1.44%	0.19%
Ratio of net investment income to average net assets	9.11%	7.80%	7.12%	8.57%	8.50%
Portfolio turnover	8%	29%	29%	38%	34%

(a)	Calculated using average shares.
(b)
Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.

(c)
As additional information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations. The taxes paid are treated as deemed distributions and a credit for the taxes paid is passed on to the shareholders.

Senior borrowings:
Total principal amount (in millions)	$30	$30	$30	$30	$30
Asset coverage per $1,000 of indebtedness	$11,082	$10,386	$10,197	$10,338	$9,956

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2017
(Unaudited)

Corporate Restricted Securities - 91.18%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 71.74%: (C)

1492 Acquisition LLC
A leading producer of premium Italian cured meats and deli meats in the U.S.
Limited Liability Company Unit Class A Preferred (B)	245 uts.	10/17/12	$245,450	$348,891
Limited Liability Company Unit Class A Common (B)	27,273 uts.	10/17/12	27,273	496,405

			272,723	845,296

ABC Industries, Inc.
A manufacturer of mine and tunneling ventilation products in the U.S.
13% Senior Subordinated Note due 07/31/2019	$262,403	08/01/12	251,022	260,572
Preferred Stock Series A (B)	300,000 shs.	08/01/12	300,000	567,827
Warrant, exercisable until 2022, to purchase common stock at $.02 per share (B)	53,794 shs.	08/01/12	101,870	95,818

			652,892	924,217

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	4,669 uts.	*	498,983	—

* 12/07/12, 07/11/13 and 06/30/15.

AFC - Dell Holding Corporation
A distributor and provider of inventory management services for "C-Parts" used by OEMs in their manufacturing and production facilities.
12.5% (1% PIK) Senior Subordinated Note due 09/27/2020	$2,453,761	03/27/15	2,421,586	2,478,299
Preferred Stock (B)	2,276 shs.	03/27/15	227,558	203,548
Common Stock (B)	703 shs.	03/27/15	703	—

			2,649,847	2,681,847

Airxcel Holdings
A leading manufacturer of a broad range of climate control solutions, including air-conditioners, heat pumps, cooking appliances, furnaces, powered vents, and water heaters.
Limited Liability Company Unit	583 uts.	11/18/14	583,000	998,604

AM Conservation Holding Corp
A supplier of energy efficiency ("EE") products, including lighting, shower heads and aerators, and weatherization products such as door seals and weather stripping.
11.75% (1.5% PIK) Senior Subordinated Note due 04/30/2023	$3,181,818	10/31/16	3,122,698	3,192,476
Common Stock (B)	318,182 shs.	10/31/16	318,182	486,244

			3,440,880	3,678,720

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B) (F)	273 uts.	10/04/12	$272,727	$600,919

API Technologies Corp.
A designer, developer and manufacturer of electronic systems, subsystems, modules and secure communications for technically demanding defense, aerospace and commercial applications in the U.S. and internationally.

12% (1% PIK) Senior Subordinated Note due 04/22/2023	$2,833,434	04/22/16	2,804,365	2,877,268
Limited Liability Company Unit (B)	0.90% int.	04/20/16	700,000	700,000

			3,504,365	3,577,268

ARI Holding Corporation
A leading national supplier of products used primarily by specialty contractors.
11.5% (0.5% PIK) Senior Subordinated Note due 02/01/2020	$3,434,795	*	3,405,290	3,434,795
Limited Partnership Interest	1,048 uts.	08/01/14	1,047,900	1,179,218

* 05/21/13 and 08/01/14.			4,453,190	4,614,013

ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13% (1% PIK) Senior Subordinated Note due 05/18/2021	$1,526,814	11/19/15	1,503,475	1,466,178
Limited Liability Company Unit (B)	225,300 uts.	11/18/15	225,300	67,815

			1,728,775	1,533,993

Aurora Parts & Accessories LLC
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
11% Senior Subordinated Note due 02/17/2022	$3,074,700	08/17/15	3,027,272	3,148,747
Preferred Stock (B)	425 shs.	08/17/15	424,875	400,568
Common Stock (B)	425 shs.	08/17/15	425	—

			3,452,572	3,549,315

Avantech Testing Services LLC
A manufacturer of custom Non-Destructive Testing ("NDT") systems and provider of NDT and inspections services primarily to the oil country tubular goods market.
15% (3.75% PIK) Senior Subordinated Note due 01/31/2021 (D)	$1,015,684	07/31/14	996,694	—
Limited Liability Company Unit (B) (F)	92,327 uts.	*	—	—

* 07/31/14 and 10/14/15.			996,694	—

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

BEI Precision Systems & Space Company, Inc.
A provider of advanced design, manufacturing, and testing for custom optical encoder-based positioning systems, precision accelerometers, and micro scanners.
12% (1% PIK) Senior Subordinated Note due 04/28/2024	$2,940,000	04/28/17	$2,882,145	$2,968,686
Limited Liability Company Unit (B) (F)	5,600 uts.	04/28/17	560,000	560,000

			3,442,145	3,528,686

Blue Wave Products, Inc.
A distributor of pool supplies.
10% Senior Secured Term Note due 09/30/2018	$223,404	10/12/12	222,243	223,404
13% (1% PIK) Senior Subordinated Note due 09/30/2019	$749,418	10/12/12	726,385	749,418
Common Stock (B)	114,894 shs.	10/12/12	114,894	701,637
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	45,486 shs.	10/12/12	45,486	277,775

			1,109,008	1,952,234

BlueSpire Holding, Inc.
A marketing services firm that integrates strategy, technology, and content to deliver customized marketing solutions for clients in the senior living, financial services and healthcare end markets.
12.5% (1.5% PIK) Senior Subordinated Note due 06/30/2021 (D)	$3,217,730	06/30/15	3,167,754	—
Common Stock (B)	2,876 shs.	06/30/15	318,200	—

			3,485,954	—

BP SCI LLC
A leading value-added distributor of branded pipes, valves, and fittings (PVF) to diversified end markets.
Limited Liability Company Unit Class A (B) (F)	1,000 uts.	10/17/12	100,000	171,002
Limited Liability Company Unit Class B (B) (F)	400 uts.	10/17/12	400,000	682,287

			500,000	853,289

CG Holdings Manufacturing Company
A coating provider serving the automotive, agricultural, heavy truck and other end markets.
13% Senior Subordinated Note 11/01/2019	$3,390,252	*	3,295,336	3,390,252
Preferred Stock (B)	3,241 shs.	*	324,054	422,426
Preferred Stock (B)	1,174 shs.	*	116,929	153,049
Common Stock (B)	337 shs.	*	35,673	664,850
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	137 shs.	*	13,033	270,499

* 05/09/13 and 11/01/13.			3,785,025	4,901,076

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and "at risk" youth through alternative education programs.
13.5% (1.5% PIK) Senior Subordinated Note due 06/19/2020	$2,357,344	01/19/11	$2,335,995	$2,357,344
14% (2% PIK) Senior Subordinated Note due 06/19/2020	$621,228	08/03/12	616,456	621,228
Common Stock (B)	1,125 shs.	01/19/11	112,500	138,436
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	884 shs.	01/19/11	87,750	108,819

			3,152,701	3,225,827

Church Services Holding Company
A provider of diversified residential services to homeowners in the Houston, Dallas, and Austin markets.
Limited Liability Company Unit (B) (F)	3 uts.	03/26/12	569,935	—

Clarion Brands Holding Corp.
A portfolio of six over-the-counter (OTC) pharmaceutical brands whose products are used to treat tinnitus or ringing of the ear, excessive sweating, urinary tract infections, muscle pain, and skin conditions.

12.5% (1.5% PIK) Senior Subordinated Note due 04/01/2021	$4,136,379.15	*	4,077,713	4,121,730
Limited Liability Company Unit (B)	3,759 uts.	07/18/16	384,020	304,568

* 10/01/14 and 07/18/16.			4,461,733	4,426,298

Clough, Harbour and Associates
An engineering service firm that is located in Albany, NY.
Preferred Stock (B)	277 shs.	12/02/08	276,900	1,223,848

Compass Chemical International LLC
A manufacturer and supplier of standard and specialty formulated chemicals, primarily phosphoric acid derivatives called phosphonates.
Limited Liability Company Unit (B) (F)	467 uts.	03/04/15	298,900	294,192

Connecticut Electric, Inc.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
Limited Liability Company Unit Class A (B)	156,046 uts.	01/12/07	156,046	244,218
Limited Liability Company Unit Class C (B)	112,873 uts.	01/12/07	112,873	196,562
Limited Liability Company Unit Class D (B)	1,268,437 uts.	05/03/10	—	2,123,091
Limited Liability Company Unit Class E (B)	2,081 uts.	05/03/10	—	495,896

			268,919	3,059,767

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

CORA Health Services, Inc.
A provider of outpatient rehabilitation therapy services.
12.75% (1.75% PIK) Senior Subordinated Note due 06/30/2023	$1,565,637	06/30/16	$1,537,806	$1,599,894
Preferred Stock Series A (B)	1,538 shs.	06/30/16	146,154	165,692
Common Stock Class A (B)	7,692 shs.	06/30/16	7,692	19,623

			1,691,652	1,785,209

CTM Holding, Inc.
A leading owner and operator of coin-operated children's rides, penny presses and candy kiosks in the U.S.
15% (3% PIK) Senior Subordinated Note due 11/22/2019	$2,632,816	11/22/13	2,608,755	2,632,816
Common Stock (B)	180 shs.	*	1,028,568	812,973

* 11/22/13 and 09/16/16.			3,637,323	3,445,789

Del Real LLC
A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
11% Senior Subordinated Note due 04/06/2023	$2,882,353	10/07/16	2,829,322	2,876,264
Limited Liability Company Unit (B) (F)	617,647 uts.	10/07/16	617,647	642,353

			3,446,969	3,518,617

DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
14% (2% PIK) Senior Subordinated Note due 11/04/2020	$3,403,284	05/04/12	3,378,046	3,334,215
Preferred Stock (B)	61 shs.	05/04/12	605,841	578,533
Common Stock (B)	61 shs.	05/04/12	67,316	—

			4,051,203	3,912,748

Dunn Paper
A provider of specialty paper for niche product applications.
9.75% Second Lien Term Loan due 08/31/2023	$3,500,000	09/28/16	3,437,260	3,430,000

Eagle Family Foods, Inc.
A producer of low-cost branded and private label canned milk.
10.05% Last Out Term Loan due 12/31/2021	$3,500,000	12/22/15	3,460,625	3,500,000

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

ECG Consulting Group
A healthcare management consulting company who provides strategic, financial, operational, and technology related consulting services to healthcare providers.
11.75% (0.75% PIK) Senior Subordinated Note due 11/21/2020	$2,676,809	11/21/14	$2,637,870	$2,703,577
Limited Liability Company Unit (B) (F)	467 uts.	11/19/14	145,833	193,915

			2,783,703	2,897,492

Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
11.5% (1% PIK) Senior Subordinated Note due 10/13/2021	$3,198,918	10/14/16	3,149,449	3,199,990
Limited Liability Company Unit (B) (F)	204 uts.	10/14/16	324,074	316,198

			3,473,523	3,516,188

English Color & Supply LLC
A distributor of aftermarket automotive paint and related products to collision repair shops, auto dealerships and fleet customers through a network of stores in the Southern U.S.
11.5% (0.5% PIK) Senior Subordinated Note due 12/31/2023	$2,693,084	06/30/17	2,639,245	2,693,084
Limited Liability Company Unit (B) (F)	806,916 uts.	06/30/17	806,916	806,916

			3,446,161	3,500,000

ERG Holding Company LLC
A provider of inpatient and outpatient clinical trial services to pharmaceutical companies and contract research organizations.
13.5% (1.5% PIK) Senior Subordinated Note due 10/04/2019	$1,981,566	04/04/14	1,962,558	1,981,566
14% (2% PIK) Senior Subordinated Note due 10/04/2019	$521,572	07/01/16	513,993	532,004
Common Stock (B)	0.64% int.	04/04/14	157,314	175,135

			2,633,865	2,688,705

F F C Holding Corporation
A leading U.S. manufacturer of private label frozen novelty and ice cream products.
Limited Liability Company Unit Preferred (B)	512 uts.	09/27/10	175,035	252,077
Limited Liability Company Unit Common (B)	512 uts.	09/27/10	51,220	1,409,897

			226,255	1,661,974

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.

Limited Liability Company Unit Preferred (B)	483,355 uts.	04/15/14	$—	$483,355
Limited Liability Company Unit Class B-1 (B)	394,737 uts.	12/15/10	394,737	1,781,338
Limited Liability Company Unit Class B-2 (B)	49,488 uts.	12/15/10	49,488	223,326
Limited Liability Company Unit Class B-3 (B)	39,130 uts.	08/30/12	90,000	186,759
Limited Liability Company Unit Class C (B)	9,449 uts.	12/20/10	96,056	304,062

			630,281	2,978,840

FMH Holdings Corporation
A designer and manufacturer of highly engineered components for the aerospace, defense and space industries.
Common Stock (B)	300 shs.	05/01/15	300,485	556,019

GD Dental Services LLC
A provider of convenient "onestop" general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	182 uts.	10/05/12	182,209	255,499
Limited Liability Company Unit Common (B)	1,840 uts.	10/05/12	1,840	—

			184,049	255,499

GenNx Novel Holding, Inc.
A manufacturer and distributor of nutraceutical ingredients.
15% (1% PIK) Senior Subordinated Note due 03/27/2020	$3,282,855	03/27/14	3,245,877	3,118,712
Common Stock (B)	31,500 shs.	03/27/14	315,000	211,008

			3,560,877	3,329,720

gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician's office channels.
14% (2% PIK) Senior Subordinated Note due 03/27/2019	$2,957,402	03/27/13	2,936,675	2,957,402
Common Stock (B)	2,835 shs.	03/27/13	283,465	301,534

			3,220,140	3,258,936

Glynlyon Holding Companies, Inc.
A technology-enabled curriculum provider of K-12 and support services predominantly to small and medium public school districts.
12% (1% PIK) Senior Subordinated Note due 01/15/2022	$3,247,908	01/15/16	3,195,442	3,312,867
Common Stock (B)	299 shs.	01/15/16	299,145	484,855

			3,494,587	3,797,722

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

GlynnDevins Acquisition Corporation
A marketing communications agency that services senior living facilities.
Preferred Stock Series A (B)	695 shs.	06/19/15	$143,414	$164,563
Common Stock (B)	695 shs.	06/19/15	5,976	75,567

			149,390	240,130

Grakon Parent
The leading designer and manufacturer of highly-engineered and customized LED and incandescent lighting systems for transportation-based markets.
Common Stock (B)	355 shs.	10/31/14	354,730	342,712

GTI Holding Company
A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
12% Senior Subordinated Note due 02/05/2020	$1,455,729	02/05/14	1,400,927	1,439,148
Common Stock (B)	1,693 shs.	02/05/14	169,271	119,421
Warrant, exercisable until 2024, to purchase common stock at $.01 per share (B)	795 shs.	02/05/14	73,633	56,078

			1,643,831	1,614,647

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
12% (1% PIK) Senior Subordinated Note due 06/19/2021	$3,500,000	*	3,448,150	3,528,549
Limited Liability Company Unit Preferred (B)	754 uts.	**	754,061	861,020
Limited Liability Company Unit Common Class A (B)	7,292 uts.	12/19/14	—	—

* 12/19/14 and 02/21/17.			4,202,211	4,389,569
** 12/19/14 and 04/29/16.

Happy Floors Acquisition, Inc.
A wholesale importer and value-added distributor of premium European flooring tile to residential and commercial end markets.
12.5% (1% PIK) Senior Subordinated Note due 07/01/2022	$3,228,754	07/01/16	3,172,473	3,287,946
Common Stock (B)	303 shs.	07/01/16	303,333	325,632

			3,475,806	3,613,578

Hartland Controls Holding Corporation
A manufacturer and distributor of electronic and electromechanical components.
14% (2% PIK) Senior Subordinated Note due 08/14/2020	$2,267,331	02/14/14	2,245,020	2,267,331
12% Senior Subordinated Note due 08/14/2020	$875,000	06/22/15	869,785	883,750
Common Stock (B)	1,666 shs.	02/14/14	1,667	591,795

			3,116,472	3,742,876

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
14% (2% PIK) Senior Subordinated Note due 11/26/2020	$3,463,129	01/17/14	$3,430,619	$3,289,972
Limited Liability Company Unit (B) (F)	203 uts.	01/17/14	203,125	—

			3,633,744	3,289,972

Hollandia Produce LLC
A hydroponic greenhouse producer of branded root vegetables.
14.25% (2.75% PIK) Senior Subordinated Note due 12/11/2020	$2,795,414	*	2,754,239	2,701,270

* 12/30/15 and 12/23/16

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B) (F)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B) (F)	215 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B) (F)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B) (F)	89 uts.	10/14/11	—	—

			—	—

Hospitality Mints Holding Company
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 10/01/2018	$2,075,581	08/19/08	2,070,050	1,985,202
Common Stock (B)	474 shs.	08/19/08	474,419	38,509
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	123 shs.	08/19/08	113,773	9,953

			2,658,242	2,033,664

HVAC Holdings, Inc.
A provider of integrated energy efficiency services and maintenance programs for HVAC systems.
12% (1% PIK) Senior Subordinated Note due 07/19/2022	$2,301,887	*	2,277,391	2,301,887
Limited Liability Company Unit Class A Preferred (B)	2,705 uts.	09/27/12	270,542	416,988
Limited Liability Company Unit Class A Common (B)	2,185 uts.	09/27/12	2,185	530,862

* 07/19/16 and 09/06/16			2,550,118	3,249,737

Ideal Tridon Holdings, Inc.
A designer and manufacturer of clamps and couplings used in automotive and industrial end markets.
Common Stock	279 shs.	10/27/11	232,385	581,096

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Impact Confections
An independent manufacturer and marketer of confectionery products including Warheads® brand sour candies, Melster® brand classic candies, and co-manufactured/private label classic candies.
13% (1% PIK) Senior Subordinated Note due 11/10/2020	$2,216,037	11/10/14	$2,187,780	$2,194,721
Common Stock (B)	4,667 shs.	11/10/14	466,667	354,628

			2,654,447	2,549,349

Insurance Claims Management, Inc.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)	89 shs.	02/27/07	2,689	237,255

Janus Group Holdings LLC
A manufacturer of roll-up doors and hallway systems that are primarily used in self-storage facilities.
Limited Liability Company Unit Class A (B) (F)	565 uts.	12/11/13	—	2,773,525

JMH Investors LLC
A developer and manufacturer of custom formulations for a wide variety of foods.
Limited Liability Company Unit (B) (F)	2,493,253 uts.	12/05/12	557,301	—
Limited Liability Company Unit Class A-1 (B) (F)	391,304 uts.	10/31/16	391,304	466,630
Limited Liability Company Unit Class A-2 (B) (F)	2,478,261 uts.	10/31/16	—	93,108

			948,605	559,738

K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
Limited Liability Company Unit Class C Preferred (B)	75 uts.	06/30/15	—	151,846
Common Stock (B)	667 shs.	07/15/08	539,502	226,220

			539,502	378,066

Kyjen Company
A designer and distributor of branded and private label dog toys and accessories primarily in the U.S.
13% (1% PIK) Senior Subordinated Note due 10/14/2021	$2,670,247	10/14/15	2,628,784	2,723,652

Mail Communications Group, Inc.
A provider of mail processing and handling services, lettershop services, and commercial printing services.
Limited Liability Company Unit	24,109 uts.	*	314,464	421,617
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B) (F)	3,375 shs.	05/04/07	43,031	59,022

* 05/04/07 and 01/02/08.			357,495	480,639

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Manhattan Beachwear Holding Company
A designer and distributor of women's swimwear.
12.5% Senior Subordinated Note due 01/15/2018 (D)	$1,259,914	01/15/10	$1,212,363	$629,957
15% (2.5% PIK) Senior Subordinated Note due 01/15/2018 (D)	$345,759	10/05/10	343,820	172,879
Common Stock (B)	106 shs.	10/05/10	106,200	—
Common Stock Class B (B)	353 shs.	01/15/10	352,941	—
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	312 shs.	10/05/10	283,738	—

			2,299,062	802,836

Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13% Senior Subordinated Note due 04/17/2020	$1,736,205	04/17/15	1,723,036	1,565,770
Limited Liability Company Unit	9 uts.	04/17/15	1,356,658	—

			3,079,694	1,565,770

MC Sign Holdings LLC
A provider of sign and lighting services nationwide.
11.75% (0.75% PIK) Senior Subordinated Note due 08/09/2022	$2,003,561	*	1,971,016	2,023,910
Limited Liability Company Unit Class B (B)	205,900 uts.	09/22/15	205,900	295,878

* 09/22/15 and 02/09/17			2,176,916	2,319,788

Merex Holding Corporation
A provider of after-market spare parts and components, as well as maintenance, repair and overhaul services for "out of production" or "legacy" aerospace and defense systems that are no longer effectively supported by the original equipment manufacturers.

16% Senior Subordinated Note due 10/30/2019 (D)	$1,362,886	09/22/11	1,347,188	1,294,742
15% PIK Senior Subordinated Note due 04/30/2022 (D)	$71,517	08/18/15	71,517	—
14% PIK Senior Subordinated Note due 06/30/2019 (B)	$109,734	10/21/16	109,734	109,621
Common Stock Class A (B)	225,775 shs.	*	512,114	—

* 08/18/15, 10/20/16 and 01/27/17.			2,040,553	1,404,363

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
12% (1% PIK) Senior Subordinated Note due 09/30/2021	$2,256,590	09/30/14	2,225,669	2,227,849
Common Stock Class B (B)	445,455 shs.	09/30/14	445,455	190,816

			2,671,124	2,418,665

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Midwest Industrial Rubber, Inc.
A supplier of industrial maintenance, repair, and operations ("MRO") products, specializing in the fabrication and distribution of lightweight conveyor belting and related conveyor components and accessories.

12% (1% PIK) Senior Subordinated Note due 12/02/2022	$3,170,651	12/02/16	$3,111,849	$3,223,708
Preferred Stock	3,472 shs.	12/02/16	347,191	308,410
Common Stock	491 shs.	12/02/16	491	—

			3,459,531	3,532,118

MNX Holding Company
An international third party logistics company providing customized logistics services to customers across the globe.
14% (2% PIK) Senior Subordinated Note due 11/02/2019	$3,174,953	11/02/12	3,149,072	3,174,953
Common Stock (B)	107 shs.	11/02/12	107,143	87,164

			3,256,215	3,262,117

Money Mailer Equity LLC
A leading provider of hyperlocal shared direct mail advertising as well as interactive and online advertising solutions through its nationwide production and distribution network.
12% (1% PIK) Senior Subordinated Note due 10/29/2021	$3,538,231	04/29/16	3,479,321	3,398,754

Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
14.25% (1.75% PIK) Senior Subordinated Note due 08/15/2020	$844,980	11/30/10	839,069	844,980
Limited Liability Company Unit Class B-1 (B) (F)	225,000 uts.	11/30/10	—	160,783
Limited Liability Company Unit Class B-2 (B) (F)	20,403 uts.	11/30/10	—	14,580

			839,069	1,020,343

NetShape Technologies, Inc.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
12% Senior Subordinated Note due 06/10/2020 (D)	$1,530,000	02/02/07	1,528,882	—
Limited Partnership Interest of Saw Mill PCG Partners LLC (B)	2.76% int.	02/01/07	1,110,810	—
Limited Liability Company Unit Class D of Saw Mill PCG Partners LLC (B)	17 uts.	*	16,759	—
Limited Liability Company Unit Class D-1 of Saw Mill PCG Partners LLC (B)	229 uts.	09/30/09	228,858	—
Limited Liability Company Unit Class D-2 of Saw Mill PCG Partners LLC (B)	128 uts.	04/29/11	65,256	—
Limited Liability Company Unit Class D-3 of Saw Mill PCG Partners LLC (B)	196 uts.	12/10/14	196,263	—

* 12/18/08 and 09/30/09.			3,146,828	—

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

NSi Industries Holdings, Inc.
A manufacturer and distributer of electrical components and accessories to small to mid-sized electrical wholesalers.
12.75% (1.75% PIK) Senior Subordinated Note due 05/17/2023	$3,099,913	06/30/16	$3,045,336	$3,151,209
Common Stock (B)	420 shs.	05/17/16	420,000	502,081

			3,465,336	3,653,290

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you,"free from" healthy and gluten-free categories.
12% (1% PIK) Senior Subordinated Note due 07/29/2021	$2,940,000	01/29/16	2,892,829	2,998,800
12% (1% PIK) Senior Subordinated Note due 08/17/2022	$662,879	02/17/17	650,254	669,960
Common Stock Class B (B)	772,121 shs.	*	772,121	772,121

* 01/29/16 and 02/17/17.			4,315,204	4,440,881

Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company Unit	0.90% int.	*	420,814	16,111

* 11/29/12 and 12/20/16.

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13% (1% PIK) Senior Subordinated Note due 01/31/2020	$2,165,569	07/31/14	2,142,029	2,044,828
Limited Liability Company Unit	300,485 uts.	07/31/14	300,485	103,637

			2,442,514	2,148,465

Power Stop Holdings LLC
A supplier of performance upgrade aftermarket brake products.
11% Senior Subordinated Note due 05/29/2022	$3,266,800	05/29/15	3,217,409	3,299,468
Limited Liability Company Unit Preferred (B) (F)	2,332 uts.	05/29/15	233,200	279,775
Limited Liability Company Unit Common (B) (F)	2,332 uts.	05/29/15	—	221,417

			3,450,609	3,800,660

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

PPC Event Services
A special event equipment rental business.
14% (2% PIK) Senior Subordinated Note due 05/20/2020	$2,391,344	11/20/14	$2,363,388	$2,391,344
Limited Liability Company Unit (B)	7,000 uts.	11/20/14	350,000	1,011,423
Limited Liability Company Unit Series A-1 (B)	689 uts.	03/16/16	86,067	115,750

			2,799,455	3,518,517

Randy's Worldwide Automotive
A designer and distributor of automotive aftermarket parts.
11.5% Senior Subordinated Note due 05/12/2021	$2,304,719	05/12/15	2,272,827	2,327,766
Common Stock (B)	240 shs.	05/12/15	240,388	432,057

			2,513,215	2,759,823

Signature Systems Holdings Company
A seller and installer of a variety of modular surfaces, industrial matting and related products used for ground protection.
Common Stock (B)	181 shs.	03/15/13	181,221	128,304
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	74 shs.	03/15/13	67,958	52,413

			249,179	180,717

Smart Source Holdings LLC
A short-term computer rental company.
Limited Liability Company Unit (B)	619 uts.	*	493,496	790,082
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	157 shs.	*	127,437	200,154

* 08/31/07 and 03/06/08.			620,933	990,236

SMB Machinery Holdings, Inc.
A reseller of used, rebuilt and refurbished packaging and processing equipment, primarily serving the bottling and food manufacturing industries.
14% (2% PIK) Senior Subordinated Note due 10/18/2019 (D)	$1,477,388	10/18/13	1,452,295	—
Common Stock (B)	1,681 shs.	10/18/13	168,100	—

			1,620,395	—

Software Paradigms International Group, LLC
An outsourced IT services provider focused on the retail industry.
12.5% (1.5% PIK) Senior Subordinated Note due 11/23/2021	$3,500,000	05/23/16	3,440,446	3,535,000

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

SR Smith LLC
A manufacturer of mine and tunneling ventilation products in the United States.
11% Senior Subordinated Note due 03/27/2022	$1,760,454	03/27/17	$1,739,325	$1,760,454
Limited Liability Company Unit Class A (B) (F)	29 uts.	03/27/17	1,717,802	1,475,918

			3,457,127	3,236,372

Strahman Holdings Inc
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
14% (2% PIK) Senior Subordinated Note due 06/13/2019	$2,119,565	12/13/13	2,093,476	2,111,744
Preferred Stock Series A (B)	317,935 shs.	12/13/13	317,935	375,163
Preferred Stock Series A-2 (B)	53,086 shs.	09/10/15	59,987	62,641

			2,471,398	2,549,4548

Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
16% Senior Subordinated Note due 01/31/2019 (D)	$4,285,410	*	4,075,756	2,999,787
Common Stock (B)	115 shs.	12/14/10	114,504	—
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	112 shs.	12/14/10	111,747	—

* 12/14/10, 08/17/12 and 03/31/16.			4,302,007	2,999,787

Sunvair Aerospace Group Inc.
An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12% (1% PIK) Senior Subordinated Note due 07/31/2021	$2,478,788	07/31/15	2,429,459	2,453,647
Common Stock (B)	139 shs.	07/31/15	158,560	105,675

			2,588,019	2,559,322

Team Drive-Away Holdings LLC
An asset-light provider of over the road driveaway services for class 8 trucks and specialized equipment.
Limited Liability Company Unit (B)	194,400 uts.	10/15/15	194,400	244,750

Torrent Group Holdings, Inc.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
15% (7.5% PIK) Senior Subordinated Note due 12/05/2020	$134,039	12/05/13	415,666	134,039
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	53,038 shs.	12/05/13	—	21,215

			415,666	155,254

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Tranzonic Holdings LLC
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
Limited Liability Company Unit Preferred Class A (B)	305,393 uts.	*	$332,498	$1,182,907

* 07/05/13 and 02/13/17.

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.5% (1.5% PIK) Senior Subordinated Note due 07/31/2020	$2,337,355	01/23/15	2,307,736	2,325,560

Veritext Corporation
A provider of stenographic staffing and other services used during the legal deposition process.
10.75% Second Lien Term Loan due 01/29/2023	$4,083,333	*	4,016,564	4,015,949

* 01/21/16 and 02/23/17.

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts.
Common Stock (B)	7,368 shs.	03/31/14	736,842	1,001,535

Wellborn Forest Holding Company
A manufacturer of semi-custom kitchen and bath cabinetry.
8% Senior Subordinated Note due 09/30/2019 (D)	$3,359,243	11/30/06	1,481,602	3,359,243
Common Stock (B)	191 shs.	11/30/06	191,250	—
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	95 shs.	11/30/06	86,493	—

			1,759,345	3,359,243

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
12% (1% PIK) Senior Subordinated Note due 02/03/2021	$765,668	08/03/15	755,010	780,981
Limited Liability Company Unit (B) (F)	751,212 uts.	08/03/15	751,212	1,159,221

			1,506,222	1,940,202

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Whitebridge Pet Brands Holdings, LLC
A portfolio of natural treats and foods for dogs and cats.
11.5% (0.5% PIK) Senior Subordinated Note due 08/18/2021	$ 3,007,896 shs.	04/18/17	$2,964,317	$3,016,714
Limited Liability Company Unit Class A (B) (F)	250 uts.	04/18/17	300,485	300,480
Limited Liability Company Unit Class B (B) (F)	250 uts.	04/18/17	—	—

			3,264,802	3,317,194

Wolf-Gordon, Inc.
A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
12.5% (1.5% PIK) Senior Subordinated Note due 07/22/2021	$3,251,247	01/22/16	3,200,236	3,316,272
Common Stock (B)	318 shs.	01/22/16	318,182	322,069

			3,518,418	3,638,341

Worldwide Express Operations, LLC
A third party logistics company providing parcel, less than truck load and truck load services focused on the small and medium business market through both company owned and franchise locations.
9.78% Second Lien Term Loan due 01/19/2025	$3,500,000	02/13/17	3,449,988	3,464,535

WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
14.5% (2.5% PIK) Senior Subordinated Note due 06/12/2020	$2,936,402	11/03/11	2,922,208	2,936,402
Common Stock (B)	4,500 shs.	11/03/11	450,000	312,819

			3,372,208	3,249,221

York Wall Holding Company
A designer, manufacturer and marketer of wall covering products for both residential and commercial wall coverings.
12.5% (1.5% PIK) Senior Subordinated Note due 03/04/2021 (D)	$3,190,238	03/04/15	3,144,099	2,819,314
Common Stock (B)	3,723 shs.	03/04/15	372,300	139,786

			3,516,399	2,959,100

Total Private Placement Investments (E)			$212,435,568	$216,971,616

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 19.44%:

Bonds - 19.44%
Altice Financing S.A.	7.500%	05/15/26	$1,000,000	$1,060,025	$1,110,000
Altice S.A.	7.750	05/15/22	1,000,000	1,000,000	1,061,250
American Airlines Group Inc.	5.500	10/01/19	870,000	889,810	916,197
Amsted Industries	5.375	09/15/24	520,000	520,000	538,200
Belden Inc.	5.250	07/15/24	410,000	410,000	424,350
Boise Cascade Company	5.625	09/01/24	259,000	259,000	266,770
CITGO Holding, Inc.	10.750	02/15/20	1,000,000	1,015,908	1,086,250
CITGO Petroleum Corporation	6.250	08/15/22	925,000	925,000	938,875
Consolidated Energy Finance S.A.	6.750	10/15/19	394,000	390,405	401,880
Constellium N.V.	7.875	04/01/21	743,000	743,000	795,010
Cornerstone Chemical Company	9.375	03/15/18	1,000,000	1,004,410	1,000,000
Coveris Holdings S.A.	7.875	11/01/19	1,000,000	1,000,000	985,000
CTP Transportation Products, LLC	8.250	12/15/19	635,000	635,000	591,344
CVR Partners, LP.	9.250	06/15/23	1,000,000	977,789	1,046,250
Dean Foods	6.500	03/15/23	663,000	663,000	699,465
Diamond 1 Finance Corp / Diamond 2 Finance Corp (Dell)	5.875	06/15/21	228,000	228,000	238,830
Digicel Group Limited	6.000	04/15/21	1,000,000	926,502	958,750
Eagle Holding Co II LLC	7.625	05/15/22	208,000	208,000	213,980
Endo Finance LLC	5.375	01/31/23	1,000,000	982,429	835,000
EnPro Industries Inc.	5.875	09/15/22	250,000	252,392	260,625
EP Energy Corporation	8.000	11/29/24	500,000	500,000	498,750
First Quantum Minerals Ltd.	7.500	04/01/25	1,000,000	971,620	977,500
Gates Global LLC	6.000	07/15/22	1,000,000	803,238	1,002,500
Hertz Corporation	7.625	06/01/22	1,000,000	1,000,000	997,600
Hilcorp Energy Company	5.000	12/01/24	500,000	500,000	460,000
Hill-Rom Holdings, Inc.	5.750	09/01/23	385,000	385,000	405,213
Hub International Ltd.	7.875	10/01/21	1,000,000	1,000,000	1,042,500
IAMGOLD Corporation	7.000	04/15/25	1,000,000	1,000,000	1,030,000
Infor (US), Inc.	5.750	08/15/20	226,000	224,498	233,345
International Automotive Component	9.125	06/01/18	1,000,000	989,168	977,500
J.B. Poindexter Co., Inc.	9.000	04/01/22	1,000,000	1,033,486	1,048,750
JBS USA Holdings, Inc.	7.750	10/28/20	750,000	772,450	710,475
JDA Escrow LLC	7.375	10/15/24	179,000	179,000	186,160
Jupiter Resources Inc.	8.500	10/01/22	1,000,000	944,230	750,000
KeHE Distributors, LLC	7.625	08/15/21	1,000,000	1,041,522	1,002,500
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	1,315,000	1,343,787	1,364,313
Mallinckrodt PLC	5.750	08/01/22	1,000,000	1,000,000	940,000
Micron Technology, Inc.	5.250	08/01/23	669,000	669,000	694,757

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value
Moog Inc.	5.250%	12/01/22	$1,000,000	$1,005,851	$1,040,000
New Gold Inc.	6.250	11/15/22	1,000,000	1,004,788	1,027,500
New Gold Inc.	6.375	05/15/25	231,000	231,000	237,930
Numericable Group SA	6.000	05/15/22	1,000,000	980,010	1,046,250
Onex Corporation	8.500	10/01/22	1,352,000	1,289,319	1,301,300
OPE KAG Finance Sub	7.875	07/31/23	1,750,000	1,810,954	1,837,500
Orchestra Borrower LLC/Orchestra Co-Issuer, Inc.	6.750	06/15/22	174,000	174,000	179,290
Park-Ohio Industries Inc.	6.625	04/15/27	343,000	343,000	360,150
Peabody Energy Corporation	6.615	03/31/25	1,000,000	985,354	985,000
Pinnacle Operating Corporation	9.000	05/15/23	756,588	941,414	718,759
Prime Security Services Borrower	9.250	05/15/23	1,000,000	1,000,000	1,086,660
PSPC Escrow Corp	6.500	02/01/22	299,000	259,448	308,718
Sabre GLBL Inc.	5.250	11/15/23	251,000	251,000	260,413
Signode Industrial Group	6.375	05/01/22	1,265,000	1,239,160	1,321,925
Sinclair Television Group, Inc.	5.125	02/15/27	1,000,000	1,000,000	967,500
Sirius XM Radio Inc.	5.375	04/15/25	250,000	250,000	258,438
Sirius XM Radio Inc.	5.375	07/15/26	1,000,000	993,970	1,035,000
Sonic Automotive, Inc.	6.125	03/15/27	352,000	352,000	350,240
Suncoke Energy	7.500	06/15/25	1,000,000	984,670	987,500
Tallgrass Operations LLC	5.500	09/15/24	605,000	605,000	612,562
Teine Energy Ltd.	6.875	09/30/22	1,300,000	1,308,753	1,317,875
Tempo Acquisition LLC	6.750	06/01/25	216,000	216,000	220,860
Topaz Marine S.A.	8.625	11/01/18	1,000,000	1,000,000	993,140
Tullow Oil Plc	6.250	04/15/22	725,000	553,243	660,655
United States Steel Corp.	8.375	07/01/21	195,000	195,000	214,500
Unitymedia KabelBW GmbH	6.125	01/15/25	1,000,000	1,000,000	1,072,500
Univision Communications, Inc.	5.125	05/15/23	325,000	325,000	328,145
Univision Communications, Inc.	5.125	02/15/25	860,000	869,488	852,475
UPCB Finance IV Limited	5.375	01/15/25	425,000	425,000	444,656
USIS Merger Sub Inc.	6.875	05/01/25	1,000,000	1,000,000	1,017,500
Virgin Media Secured Finance PLC	5.250	01/15/26	1,000,000	1,005,420	1,040,810
VRX Escrow Corp.	5.875	05/15/23	1,500,000	1,138,983	1,286,250
Watco Companies, L.L.C.	6.375	04/01/23	1,000,000	1,000,000	1,042,500
Welltec A/S	8.000	02/01/19	750,000	745,504	727,500
West Corporation	5.375	07/15/22	1,000,000	986,319	1,010,000
WMG Acquisition Corp.	6.750	04/15/22	1,000,000	1,036,360	1,051,250
Wolverine World Wide, Inc.	5.000	09/01/26	666,000	666,000	656,842
Zekelman Industries, Inc	9.875	06/15/23	230,000	230,000	258,462

Total Bonds				57,849,677	58,808,444

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Shares	Cost	Market Value

Common Stock - 0.00%
TherOX, Inc. (B)	6	$—	$—
Touchstone Health Partnership (B)	1,168	—	—

Total Common Stock		—	—

Total Rule 144A Securities		57,849,677	58,808,444

Total Corporate Restricted Securities		$270,285,245	$275,780,060

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Public Securities - 15.28%: (A)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 2.72%
Almonde, Inc.	8.459%	06/13/25	$940,734	$958,960	$956,858
Aquilex Holdings LLC	6.500	12/31/20	273,105	272,760	267,643
Caelus Energy Alaska, LLC	8.750	04/15/20	1,000,000	995,136	858,330
Fieldwood Energy LLC	8.000	08/31/20	344,430	314,130	321,181
Fieldwood Energy LLC	8.375	09/30/20	1,044,008	562,026	576,815
Fieldwood Energy LLC	8.375	09/30/20	1,455,992	873,994	1,146,593
Gulf Finance LLC	6.300	08/25/23	523,337	518,796	486,049
K&N Engineering, Inc.	9.750	12/31/99	1,000,000	981,645	987,500
Kronos Incorporated	9.284	12/31/99	409,457	405,675	424,640
RadNet Management Inc.	8.150	12/31/99	1,000,000	997,854	1,002,500
Power Products LLC	5.530	01/24/23	267,591	266,343	267,926
Seadrill Partners Finco, LLC	4.000	02/21/21	984,694	535,501	626,265
Summit Midstream Holdings, LLC	7.022	03/06/22	306,680	303,775	309,747

Total Bank Loans				7,986,595	8,232,047

Bonds - 12.41%
A. Schulman Inc.	6.875	06/01/23	1,000,000	1,011,386	1,057,500
Alere Inc.	7.250	07/01/18	940,000	954,329	941,175
Anixter, Inc.	5.500	03/01/23	1,000,000	1,000,000	1,068,750
Antero Resources Corporation	5.375	11/01/21	800,000	800,000	808,000
Beazer Homes USA Inc.	6.750	03/15/25	598,000	598,000	623,415
Beazer Homes USA Inc.	8.750	03/15/22	320,000	320,000	356,800
Boyd Gaming Corporation	6.375	04/01/26	197,000	197,000	213,006
Calpine Corporation	5.750	01/15/25	700,000	700,000	656,250
CHS/Community Health Systems, Inc.	5.125	08/01/21	480,000	472,541	486,000
CHS/Community Health Systems, Inc.	6.250	03/31/23	298,000	298,000	307,640
Clearwater Paper Corporation	4.500	02/01/23	750,000	745,321	738,750
Commercial Metals Company	4.875	05/15/23	1,500,000	1,502,035	1,516,875
CVR Refining LLC	6.500	11/01/22	650,000	635,013	654,875
EP Energy Corporation	9.375	05/01/20	819,000	437,827	645,986
Ferrellgas Partners, L.P	6.750	01/15/22	1,000,000	1,005,526	940,000
Ferrellgas Partners, L.P	8.625	06/15/20	1,048,000	1,048,778	990,360
Forum Energy Technologies	6.250	10/01/21	325,000	325,000	316,875
GEO Group, Inc. (The)	5.875	01/15/22	1,000,000	954,330	1,040,000
HCA Holdings, Inc.	5.375	02/01/25	150,000	152,240	158,220
HealthSouth Corporation	5.750	11/01/24	579,000	582,331	594,199
Hughes Satellite Systems Corporation	6.625	08/01/26	1,250,000	1,233,962	1,343,750
Icahn Enterprises L.P.	6.000	08/01/20	1,150,000	1,161,826	1,183,781
Kindred Healthcare, Inc.	8.750	01/15/23	1,000,000	1,000,000	1,051,250
Lamar Media Corp.	5.375	01/15/24	320,000	320,000	334,400

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Public Securities: (A) (Continued)	Interest Rate	Maturity Date	Shares or Principal Amount	Cost	Market Value
Laredo Petroleum, Inc.	5.625%	01/15/22	$1,000,000	$951,273	$970,000
Level 3 Communications Inc.	5.250	03/15/26	858,000	878,096	890,269
Meritor, Inc.	6.750	06/15/21	1,000,000	1,000,000	1,035,000
Meritor, Inc.	7.875	03/01/26	669,000	663,403	1,138,136
Micron Technology, Inc.	7.500	09/15/23	403,000	403,000	450,554
NRG Energy, Inc.	7.250	05/15/26	500,000	503,057	517,500
NRG Energy, Inc.	6.625	01/15/27	1,000,000	954,728	1,001,250
Oasis Petroleum Inc.	6.875	03/15/22	1,000,000	1,000,000	970,000
PBF Holding Company LLC	7.000	11/15/23	65,000	65,000	64,025
Perry Ellis International, Inc.	7.875	04/01/19	250,000	249,170	250,000
P.H. Glatfelter Company	5.375	10/15/20	1,000,000	1,006,865	1,022,500
Ply Gem Industries, Inc.	6.500	02/01/22	1,000,000	949,567	1,042,920
Precision Drilling Corporation	6.625	11/15/20	448,432	454,936	438,343
Select Medical Corporation	6.375	06/01/21	650,000	655,772	667,875
SM Energy Company	6.750	09/15/26	1,500,000	1,487,595	1,432,020
Sprint Corporation	7.125	06/15/24	315,000	315,000	350,438
Suburban Propane Partners, L.P.	5.750	03/01/25	1,000,000	1,000,000	990,000
Summit Midstream Holdings, LLC	5.500	08/15/22	170,000	127,625	169,788
Sunoco LP	6.250	04/15/21	840,000	835,924	877,800
Tenet Healthcare Corporation	6.750	06/15/23	725,000	722,053	725,000
TransDigm Group, Inc.	6.375	06/15/26	1,000,000	977,970	1,015,000
Triumph Group, Inc.	4.875	04/01/21	1,000,000	961,215	993,750
Western Digital Corporation	10.500	04/01/24	494,000	494,000	582,762
William Lyon Homes	7.000	08/15/22	1,000,000	1,000,000	1,035,000
WPX Energy, Inc.	5.250	09/15/24	925,000	925,000	878,750

Total Bonds				36,036,694	37,536,537

Common Stock - 0.00%
Chase Packaging Corporation			9,541	—	207

Total Common Stock				—	207

Preferred Stock - 0.15%
Pinnacle Operating Corporation			519,298	339,854	446,596

Total Preferred Stock				339,854	446,596

Total Corporate Public Securities				$44,363,143	$46,215,387

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Short-Term Securities:	Interest Rate/Yield^	Maturity Date	Principal Amount	Cost	Market Value

Commercial Paper - 0.66%
Ryder System Inc	1.400%	07/18/17	$2,000,000	$1,998,678	$1,998,678

Total Short-Term Securities				$1,998,678	$1,998,678

Total Investments	107.12%			$316,647,066	$323,994,125

Other Assets	4.23				12,780,126

Liabilities	(11.35)				(34,320,153)

Total Net Assets	100.00%				$302,454,098

(A)	In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid securities. As of June 30, 2017, the value of these securities amounted to $216,971,616 or 71.74% of net assets.
(F)	Held in CI Subsidiary Trust.
^	Effective yield at purchase
PIK	- Payment-in-kind

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Industry Classification:	Fair Value/ Market Value
AEROSPACE & DEFENSE - 4.51%
API Technologies Corp.	$3,577,268
BEI Precision Systems & Space Company, Inc.	3,528,686
FMH Holdings Corporation	556,019
Merex Holding Corporation	1,404,363
Sunvair Aerospace Group Inc.	2,559,322
TransDigm Group, Inc.	1,015,000
Triumph Group, Inc.	993,750
13,634,408

AIRLINES - 0.30%
American Airlines Group Inc.	916,197

AUTOMOTIVE - 9.92%
Aurora Parts & Accessories LLC	3,549,315
CG Holdings Manufacturing Company	4,901,076
DPL Holding Corporation	3,912,748
English Color & Supply LLC	3,500,000
Gates Global LLC	1,002,500
Grakon Parent	342,712
International Automotive Component	977,500
J.B. Poindexter Co., Inc.	1,048,750
K&N Engineering, Inc.	987,500
Meritor, Inc.	2,173,136
Moog Inc.	1,040,000
Power Stop Holdings LLC	3,800,660
Randy's Worldwide Automotive	2,759,823
29,995,720

BROKERAGE, ASSET MANAGERS & EXCHANGES - 0.45%
Icahn Enterprises L.P.	1,183,781
Orchestra Borrower LLC/Orchestra Co-Issuer, Inc.	179,290
1,363,071

BUILDING MATERIALS - 8.69%
ARI Holding Corporation	4,614,013
Boise Cascade Company	266,770
Happy Floors Acquisition, Inc.	3,613,578
Janus Group Holdings LLC	2,773,525
NSi Industries Holdings, Inc.	3,653,290
Ply Gem Industries, Inc.	1,042,920
Signature Systems Holdings Company	180,717
Fair Value/ Market Value

Sunrise Windows Holding Company	$2,999,787
Torrent Group Holdings, Inc.	155,254
Wellborn Forest Holding Company	3,359,243
Wolf-Gordon, Inc.	3,638,341
26,297,438

CABLE & SATELLITE - 2.01%
Altice Financing S.A.	1,110,000
Altice S.A.	1,061,250
Hughes Satellite Systems Corporation	1,343,750
Unitymedia KabelBW GmbH	1,072,500
UPCB Finance IV Limited	444,656
Virgin Media Secured Finance PLC	1,040,810
6,072,966

CHEMICALS - 2.80%
A. Schulman Inc.	1,057,500
Compass Chemical International LLC	294,192
Consolidated Energy Finance S.A.	401,880
Cornerstone Chemical Company	1,000,000
CVR Partners, LP.	1,046,250
LBC Tank Terminals Holding Netherlands B.V.	1,364,313
Pinnacle Operating Corporation	1,165,355
Polytex Holdings LLC	2,148,465
8,477,955

CONSUMER CYCLICAL SERVICES - 3.27%
CHG Alternative Education Holding Company	3,225,827
Church Services Holding Company	—
GEO Group, Inc. (The)	1,040,000
PPC Event Services	3,518,517
Prime Security Services Borrower	1,086,660
West Corporation	1,010,000
9,881,004

CONSUMER PRODUCTS - 10.00%
AMS Holding LLC	600,919
Blue Wave Products, Inc.	1,952,234
Elite Sportswear Holding, LLC	3,516,188
gloProfessional Holdings, Inc.	3,258,936
GTI Holding Company	1,614,647
Handi Quilter Holding Company	4,389,569
HHI Group, LLC	3,289,972

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

Kyjen Company	$2,723,652
Manhattan Beachwear Holding Company	802,836
Master Cutlery LLC	1,565,770
Perry Ellis International, Inc.	250,000
Whitebridge Pet Brands Holdings, LLC	3,317,194
York Wall Holding Company	2,959,100
30,241,017

DIVERSIFIED MANUFACTURING - 5.35%
ABC Industries, Inc.	924,217
Advanced Manufacturing Enterprises LLC	—
Airxcel Holdings	998,604
Amsted Industries	538,200
Belden Inc.	424,350
BP SCI LLC	853,289
CTP Transportation Products, LLC	591,344
EnPro Industries Inc.	260,625
F G I Equity LLC	2,978,840
Forum Energy Technologies	316,875
Ideal Tridon Holdings, Inc.	581,096
K P I Holdings, Inc.	378,066
Motion Controls Holdings	1,020,343
NetShape Technologies, Inc.	—
Power Products LLC	267,926
SR Smith LLC	3,236,372
Strahman Holdings Inc	2,549,548
Zekelman Industries, Inc	258,462
16,178,157

ELECTRIC - 1.94%
AM Conservation Holding Corp	3,678,720
Calpine Corporation	656,250
NRG Energy, Inc.	1,518,750
5,853,720

ENERGY - 0.28%
Caelus Energy Alaska, LLC	858,330

FINANCIAL OTHER - 1.36%
Hub International Ltd.	1,042,500
Insurance Claims Management, Inc.	237,255
Onex Corporation	1,301,300
PSPC Escrow Corp	308,718
Fair Value/ Market Value

Tempo Acquisition LLC	220,860
USIS Merger Sub Inc.	$1,017,500
4,128,133

FOOD & BEVERAGE - 10.83%
1492 Acquisition LLC	845,296
Dean Foods	699,465
Del Real LLC	3,518,617
Eagle Family Foods, Inc.	3,500,000
F F C Holding Corporation	1,661,974
GenNx Novel Holding, Inc.	3,329,720
Hollandia Produce LLC	2,701,270
Hospitality Mints Holding Company	2,033,664
Impact Confections	2,549,349
JBS USA Holdings, Inc.	710,475
JMH Investors LLC	559,738
KeHE Distributors, LLC	1,002,500
PANOS Brands LLC	4,440,881
Westminster Acquisition LLC	1,940,202
WP Supply Holding Corporation	3,249,221
32,742,372

GAMING - 1.21%
Boyd Gaming Corporation	213,006
CTM Holding, Inc.	3,445,789
3,658,795

HEALTHCARE - 3.80%
Alere Inc.	941,175
CHS/Community Health Systems, Inc.	793,640
CORA Health Services, Inc.	1,785,209
Eagle Holding Co II LLC	213,980
ECG Consulting Group	2,897,492
GD Dental Services LLC	255,499
HCA Holdings, Inc.	158,220
HealthSouth Corporation	594,199
Hill-Rom Holdings, Inc.	405,213
Kindred Healthcare, Inc.	1,051,250
RadNet Management Inc.	1,002,500
Select Medical Corporation	667,875
Tenet Healthcare Corporation	725,000
TherOX, Inc.	—
Touchstone Health Partnership	—
11,491,252

See Notes to Consolidated Financial Statements

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value
HOME CONSTRUCTION - 0.67%
Beazer Homes USA Inc.	$980,215
William Lyon Homes	1,035,000
2,015,215

INDEPENDENT - 2.73%
Antero Resources Corporation	808,000
EP Energy Corporation	1,144,736
Fieldwood Energy LLC	2,044,589
Jupiter Resources Inc.	750,000
Laredo Petroleum, Inc.	970,000
Precision Drilling Corporation	438,343
SM Energy Company	1,432,020
Tullow Oil Plc	660,655
8,248,343

INDUSTRIAL OTHER - 7.63%
AFC - Dell Holding Corporation	2,681,847
Aquilex Holdings LLC	267,643
Clough, Harbour and Associates	1,223,848
Connecticut Electric, Inc.	3,059,767
Hartland Controls Holding Corporation	3,742,876
HVAC Holdings, Inc.	3,249,737
Mail Communications Group, Inc.	480,639
MC Sign Holdings LLC	2,319,788
Midwest Industrial Rubber, Inc.	3,532,118
Park-Ohio Industries Inc.	360,150
Smart Source Holdings LLC	990,236
SMB Machinery Holdings, Inc.	—
Tranzonic Holdings LLC	1,182,907
23,091,556

MEDIA & ENTERTAINMENT - 2.80%
BlueSpire Holding, Inc.	—
GlynnDevins Acquisition Corporation	240,130
HOP Entertainment LLC	—
Lamar Media Corp.	334,400
Money Mailer Equity LLC	3,398,754
Sinclair Television Group, Inc.	967,500
Sirius XM Radio Inc.	1,293,438
Univision Communications, Inc.	1,180,620
WMG Acquisition Corp.	1,051,250
8,466,092

Fair Value/ Market Value
METALS & MINING - 2.57%
Commercial Metals Company	$1,516,875
Constellium N.V.	795,010
First Quantum Minerals Ltd.	977,500
IAMGOLD Corporation	1,030,000
New Gold Inc.	1,265,430
Peabody Energy Corporation	985,000
Suncoke Energy	987,500
United States Steel Corp.	214,500
7,771,815

MIDSTREAM - 1.83%
CVR Refining LLC	654,875
Ferrellgas Partners, L.P	1,930,360
Suburban Propane Partners, L.P.	990,000
Summit Midstream Holdings, LLC	479,535
Sunoco LP	877,800
Tallgrass Operations LLC	612,562
5,545,132

OIL FIELD SERVICES - 2.14%
Avantech Testing Services LLC	—
Gulf Finance LLC	486,049
Hilcorp Energy Company	460,000
Oasis Petroleum Inc.	970,000
Petroplex Inv Holdings LLC	16,111
Seadrill Partners Finco, LLC	626,265
Teine Energy Ltd.	1,317,875
Topaz Marine S.A.	993,140
Welltec A/S	727,500
WPX Energy, Inc.	878,750
6,475,690

PACKAGING - 1.27%
ASC Holdings, Inc.	1,533,993
Chase Packaging Corporation	207
Coveris Holdings S.A.	985,000
Signode Industrial Group	1,321,925
3,841,125

PAPER - 1.72%
Clearwater Paper Corporation	738,750
Dunn Paper	3,430,000

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

P.H. Glatfelter Company	$1,022,500
5,191,250

PHARMACEUTICALS - 3.36%
Clarion Brands Holding Corp.	4,426,298
Endo Finance LLC	835,000
ERG Holding Company LLC	2,688,705
Mallinckrodt PLC	940,000
VRX Escrow Corp.	1,286,250
10,176,253

REFINING - 2.26%
CITGO Holding, Inc.	1,086,250
CITGO Petroleum Corporation	938,875
MES Partners, Inc.	2,418,665
PBF Holding Company LLC	64,025
Tristar Global Energy Solutions, Inc.	2,325,560
6,833,375

RETAILERS - 0.33%
Sonic Automotive, Inc.	350,240
Wolverine World Wide, Inc.	656,842
1,007,082

TECHNOLOGY - 5.44%
Almonde, Inc.	956,858
Anixter, Inc.	1,068,750
Diamond 1 Finance Corp / Diamond 2 Finance Corp (Dell)	238,830
Glynlyon Holding Companies, Inc.	3,797,722
Infor (US), Inc.	233,345
Fair Value/ Market Value

JDA Escrow LLC	$186,160
Kronos Incorporated	424,640
Micron Technology, Inc.	1,145,311
Sabre GLBL Inc.	260,413
Software Paradigms International Group, LLC	3,535,000
Veritext Corporation	4,015,949
Western Digital Corporation	582,762
16,445,740

TRANSPORTATION SERVICES - 4.58%
Hertz Corporation	997,600
MNX Holding Company	3,262,117
OPE KAG Finance Sub	1,837,500
Ryder System Inc	1,998,678
Team Drive-Away Holdings LLC	244,750
VP Holding Company	1,001,535
Watco Companies, L.L.C.	1,042,500
Worldwide Express Operations, LLC	3,464,535
13,849,215

WIRELESS - 1.07%
Digicel Group Limited	958,750
Level 3 Communications Inc.	890,269
Numericable Group SA	1,046,250
Sprint Corporation	350,438
3,245,707

Total Investments - 107.12%
(Cost - $316,647,066)	$323,994,125

See Notes to Consolidated Financial Statements

Barings Corporate Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

1.	History

Barings Corporate Investors (formerly known as Babson Capital Corporate Investors) (the "Trust") commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985. In order to clarify the Trust's relationship to Barings LLC (formerly known as Babson Capital Management LLC), as of September 12, 2016, the Trust's name was changed to replace "Babson Capital Corporate Investors" with "Barings Corporate Investors".

The Trust is a diversified closed-end management investment company. Barings LLC ("Barings"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maintain a portfolio of securities providing a current yield and at the same time offering an opportunity for capital gains. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust ("CI Subsidiary Trust") for the purpose of holding certain investments. The results of CI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the CI Subsidiary Trust.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification ("ASC") 946, Financial Services – Investment Companies, for the purpose of financial reporting.

A. Fair Value Measurements:

Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value

The determination of the fair value of the Trust's investments is the responsibility of the Trust's Board of Trustees (the "Trustees"). The Trustees have adopted procedures for the valuation of the Trust's securities and has delegated responsibility for applying those procedures to Barings. Barings has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Barings. In approving valuations, the Trustees will consider reports by Barings analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Barings has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $216,971,616 (71.74% of net assets) as of June 30, 2017 whose values have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Following is a description of valuation methodologies used for assets recorded at fair value:

Corporate Public Securities – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At June 30, 2017, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust's pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Trust's investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust's valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

Annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors' pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also includes an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations, a process Barings continues to perform annually. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities – Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Significant increases/(decreases) in the discount rate would result in a significant (decrease)/increase to the notes' fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities – Common Stock, Preferred Stock and Partnerships & LLC's

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company's outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt tranches of the capital structure to senior then junior subordinated debt, followed by each class of preferred stock and, finally, the common stock.

To estimate a company's enterprise value, the company's trailing twelve months earnings before interest, taxes, depreciation and amortization ("EBITDA") is multiplied by a valuation multiple.

Both the company's EBITDA and valuation multiple are considered significant unobservable inputs. Significant increases/(decreases) to the company's EBITDA and/or valuation multiple would result in significant increases/ (decreases) to the equity value. An increase/(decrease) to the discount would result in a (decrease)/increase to the equity value.

Short-Term Securities

Short-term securities, of sufficient credit quality, with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

Barings Corporate Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Quantitative Information about Level 3 Fair Value Measurements

The following table represents quantitative information about Level 3 fair value measurements as of June 30, 2017.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted Average
Bank Loans	$6,265,316	Broker Quote	Single Broker	98% to 101%	98.7%

	$10,980,484	Discounted Cash Flows	Discount Rate	8.9% to 9.6%	9.2%

Corporate Bonds	$144,721,412	Discounted Cash Flows	Discount Rate	7.7% to 17.5%	12.2%

	$8,521,376	Market Approach	Valuation Multiple	3.8x to 8.0x	6.5x

			EBITDA	$0 million to $10.7 million	$6.8 million

Equity Securities	$44,957,864	Market Approach	Valuation Multiple	3.8x to 13.5x	8.4x

			EBITDA	$0 million to $213.8 million	$35.1 million

	$446,596	Broker Quote	Single Quote	$0.86/share	$0.86 share

Certain of the Trust's Level 3 investments have been valued using unadjusted inputs that have not been internally developed by the Trust, including recently purchased securities held at cost. As a result, fair value of assets of $4,360,480 have been excluded from the preceding table.

Fair Value Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Trust's net assets as of June 30, 2017:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$214,744,315	$—	$58,808,444	$155,935,871
Bank Loans	14,410,484	—	—	14,410,484
Common Stock - U.S.	12,591,320	—	—	12,591,320
Preferred Stock	4,626,269	—	—	4,626,269
Partnerships and LLCs	29,407,672	—	—	29,407,672
Public Securities
Bank Loans	8,232,047	—	5,396,731	2,835,316
Corporate Bonds	37,536,537	—	37,536,537	—
Common Stock - U.S.	207	207	—	—
Preferred Stock	446,596	—	—	446,596
Short-term Securities	1,998,678	—	1,998,678	—
Total	$323,994,125	$207	$103,740,390	$220,253,528

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning Balance at 12/31/2016	Included in Earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 6/30/2017
Restricted Securities
Corporate Bonds	$146,939,686	$5,581,710	$11,934,129	$—	$(8,519,654)	$—	$—	$155,935,871
Bank Loans	10,414,560	(23,242)	4,019,166	—	—	—	—	14,410,484
Common Stock - U.S.	13,321,840	2,361,613	212,121	(3,304,254)	—	—	—	12,591,320
Preferred Stock	8,047,466	557,276	—	(3,978,473)	—	—	—	4,626,269
Partnerships and LLCs	22,484,369	3,800,613	4,017,074	(894,384)	—	—	—	29,407,672
Public Securities
Bank Loans	982,500	(2,046)	—	(670)	—	2,838,032	(982,500)	2,835,316
Preferred Stock	—	106,743	339,853	—	—	—	—	446,596
Total	$202,190,421	$12,382,667	$20,522,343	$(8,177,781)	$(8,519,654)	$2,838,032	$(982,500)	$220,253,528

Income, Gains and Losses included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations:

	Net Increase in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from Assets Still Held
Interest (Amortization)	$446,930	—
Net realized gain on investments before taxes	$2,600,291	—
Net change in unrealized depreciation of investments before taxes	$9,337,492	$10,010,831

B.    Accounting for Investments:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.
C.    Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D.    Federal Income Taxes:

The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains. For the six months ended June 30, 2017, the Trust did not have any realized taxable long-term capital gains.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time,

Barings Corporate Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The CI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, are subject to taxation at prevailing corporate tax rates. As of June 30, 2017, the CI Subsidiary Trust has incurred income tax expense of $323,912.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of June 30, 2017, the CI Subsidiary Trust has a deferred tax liability of $ 1,371,595.

E. Distributions to Shareholders:

The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October, and December. The Trust's net realized capital gain distribution, if any, is declared in December.

3.	Investment Services Contract

A. Services:

Under an Investment Services Contract (the "Contract") with the Trust, Barings agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B. Fee:

For its services under the Contract, Barings is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust's net assets as of such day.
C. Basis for Board Renewal of Contract

At a meeting of the Trustees held on April 21, 2017, the Trustees (including a majority of the Trustees who are not "interested persons" of the Trust or Barings) unanimously approved a one year continuance of the Contract.

Prior to the meeting, the Trustees requested and received from Ropes & Gray LLP, counsel to the Trust, a memorandum describing the Trustees' legal responsibilities in connection with their review and re-approval of the Contract. The Trustees also requested and received from Barings extensive written and oral information regarding, among other matters: the principal terms of the Contract; the reasons why Barings was proposing the continuance of the Contract; Barings and its personnel; the Trust's investment performance, including comparative performance information; the nature and quality of the services provided by Barings to the Trust; financial strength of Barings; the fee arrangements between Barings and the Trust; fee and expense information, including comparative fee and expense information; profitability of the advisory arrangement to Barings; and "fallout" benefits to Barings resulting from the Contract.

Among other things, the Trustees discussed and considered with management (i) the aforementioned guidance provided by Ropes & Gray LLP and the information provided by Barings prior to the meeting and (ii) the reasons Barings put forth in support of its recommendation that the Trustees approve the continuance of the Contract. These considerations are summarized below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY BARINGS TO THE TRUST

In evaluating the scope and quality of the services provided by Barings to the Trust, the Trustees considered, among other factors: (i) the scope of services required to be provided by Barings under the Contract; (ii) Barings' ability to find and negotiate private placement securities having equity features that are consistent with the stated investment objectives of the Trust; (iii) the experience and quality of Barings' staff; (iv) the strength of Barings' financial condition; (v) the nature of the private placement market compared to public markets (including the fact that finding, analyzing, negotiating and servicing private placement securities is more labor-intensive than buying and selling public securities and the administration of private placement securities is more extensive, expensive, and requires greater time and expertise than a portfolio of only public securities); (vi) the potential advantages afforded to the Trust by its ability to co-invest in negotiated private placements with MassMutual and its affiliates; and (vii) the expansion of the scope of services provided by Barings as a result of recent regulatory and legislative initiatives that have required increased legal, compliance and business attention and diligence. Based on such considerations, the Trustees concluded that, overall, they are satisfied with the nature, extent and quality of services provided by Barings, and expected to be provided in the future, under the Contract.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

INVESTMENT PERFORMANCE

The Trustees also examined the Trust's short-term, intermediate-term, and long-term performance as compared against various benchmark indices presented at the meeting, which showed that the Trust had outperformed such indices for the 1-, 3-, 5- and 10-year periods. In addition, the Trustees considered comparisons of the Trust's performance with the performance of (i) selected closed-end investment companies and funds that may invest in private placement securities and/or bank loans; (ii) selected business development companies with comparable types of investments; and (iii) investment companies included in the Broadridge closed-end bond universe. It was acknowledged that, while such comparisons are helpful in judging performance, they are not directly comparable in terms of types of investments due to the fact that business development companies often report returns based on market value, which is affected by factors other than the performance of the underlying portfolio investments. Based on these considerations and the detailed performance information provided to the Trustees at the regular Board meetings each quarter, the Trustees concluded that the Trust's absolute and relative performance over time have been sufficient to warrant renewal of the Contract.

ADVISORY FEE/COSTS OF SERVICES PROVIDED AND PROFITABILITY/ MANAGER'S "FALLOUT" BENEFITS

In connection with the Trustees' consideration of the advisory fee paid by the Trust to Barings under the Contract, Barings noted that it was unaware of any registered closed-end investment companies that are directly comparable to the Trust in terms of the types of investments and percentages invested in private placement securities (which require more extensive advisory and administrative services than a portfolio of publicly traded securities, as previously discussed) other than Barings Participation Investors, which also is advised by Barings. Under the terms of its Investment Advisory and Administrative Services Contract, Barings Participation Investors is charged a quarterly investment advisory fee of 0.225% of net asset value as of the end of each quarter, which is approximately equal to 0.90% annually. In considering the fee rate provided in the Contract, the Trustees noted the advisory fee charged by Barings to Tower Square Capital Partners, L.P., and Tower Square Capital Partners II, III and IV, L.P., each a private mezzanine fund also managed by Barings, and that the fee Barings Participation Investors charged compares favorably.

At the request of the Trustees, Barings provided information concerning the profitability of Barings' advisory relationship with the Trust. The Trustees also considered the non-economic benefits Barings and its affiliates derived from its relationship with the Trust, including the reputational benefits derived from having the Trust listed on the New York Stock Exchange, and the de minimis amount of commissions resulting from the Trust's portfolio transactions used by Barings for third-party soft dollar arrangements. The Trustees recognized that Barings should be entitled to earn a reasonable level of profit for services provided to the Trust and, based on their review, concluded that they were satisfied that Barings' historical level of profitability from its relationship with the Trust was not excessive and that the advisory fee under the Contract is reasonable.

ECONOMIES OF SCALE

The Trustees considered the concept of economies of scale and possible advisory fee reductions if the Trust were to grow in assets. Given that the Trust is not continuously offering shares, such growth comes principally from retained net realized gain on investments and dividend reinvestment. The Trustees also examined the breakpoint features of selected competitive funds and noted that the minimum starting point for fee reductions in those funds was at least $200 million, close to the value of the Trust's current net assets. The Trustees concluded that the absence of breakpoints in the fee schedule under the Contract was currently acceptable given the Trust's current size and closed-end fund structure.

4.	Senior Secured Indebtedness

MassMutual holds the Trust's $30,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust on November 15, 2007. The Note is due November 15, 2017 and accrues interest at 5.28% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the six months ended June 30, 2017, the Trust incurred total interest expense on the Note of $792,000.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

5.	Purchases and Sales of Investments

	For the six months ended 06/30/2017
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$32,057,858	$21,626,397
Corporate public securities	7,351,270	3,396,841

Barings Corporate Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of June 30, 2017. The net unrealized depreciation of investments for financial reporting and Federal tax purposes as of June 30, 2017 is $7,347,059 and consists of $29,806,355 appreciation and $22,459,296 depreciation.

Net unrealized depreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax accrual of $1,371,595 on net unrealized losses on the CI Subsidiary Trust.

6.	Quarterly Results of Investment Operations (Unaudited)

	March 31, 2017

	Amount	Per Share
Investment income	$7,990,298
Net investment income	6,473,615	$0.33
Net realized and unrealized gain on investments (net of taxes)	3,745,781	0.19

	June 30, 2017

	Amount	Per Share
Investment income	$16,210,720
Net investment income	13,155,722	$0.66
Net realized and unrealized gain on investments (net of taxes)	12,526,606	0.63

7.	Investment Risks

In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include: (i) market risk, (ii) volatility risk and (iii) credit, counterparty and liquidity risk. It is the Trust's policy to identify, measure and monitor risk through various mechanisms including risk management strategies and credit policies. These include monitoring risk guidelines and diversifying exposures across a variety of instruments, markets and counterparties. There can be no assurance that the Trust will be able to implement its credit guidelines or that its risk monitoring strategies will be successful.

8.	Commitments and Contingencies

During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements. At June 30, 2017, the Trust had the following unfunded commitments:

Investment	Unfunded Amount
CORA Health Services, Inc.	$1,807,693
HVAC Holdings, Inc.	$1,218,493

9.	Results of Shareholder Meeting

The Annual Meeting of Shareholders was held on Friday, April 21, 2017. The shareholders were asked to vote to re-elect as Trustees Michael H. Brown, Barbara M. Ginader and Maleyne M. Syracuse for three year terms. The shareholders approved the proposal. The Trust's other Trustees, Edward P. Grace III, Robert E. Joyal, Clifford M. Noreen and Susan B. Sweeney continued to serve their respective terms following the April 21, 2017 Annual Shareholder Meeting. The results of the voting are set forth below.

Shares for	Withheld	Total	% of Shares Voted for
Michael H. Brown 14,979,818	402,554	15,382,372	97.38%
Barbara M. Ginader 15,060,652	321,720	15,382,372	97.91%
Maleyne M. Syracuse 15,047,578	334,794	15,382,372	97.82%

THIS PRIVACY NOTICE IS BEING PROVIDED ON BEHALF OF BARINGS LLC AND ITS AFFILIATES: BARINGS SECURITIES LLC; BARINGS AUSTRALIA PTY LTD; BARINGS ADVISERS (JAPAN) KK; BARINGS INVESTMENT ADVISERS (HONG KONG) LIMITED; BARINGS FUNDS TRUST; BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND; BARINGS CORPORATE INVESTORS AND BARINGS PARTICIPATION INVESTORS (TOGETHER, FOR PURPOSES OF THIS PRIVACY NOTICE, "BARINGS").

When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

●	Applications or other forms, interviews, or by other means;

●	Consumer or other reporting agencies, government agencies, employers or others;

●	Your transactions with us, our affiliates, or others; and

●	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an "opt-in" or "opt-out" from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number – whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

January 2017

Barings Corporate Investors

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Members of the Board of Trustees

Michael H. Brown*

Barbara M. Ginader

Edward P. Grace III

Robert E. Joyal

Clifford M. Noreen

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers

Clifford M. Noreen
Chairman

Robert M. Shettle
President

James M. Roy
Vice President & Chief Financial Officer

Janice M. Bishop
Vice President, Secretary & Chief Legal Officer

Sean Feeley
Vice President

Daniel J. Florence
Treasurer

Melissa M. LaGrant
Chief Compliance Officer

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN

Barings Corporate Investors (the "Trust") offers a Dividend Reinvestment and Share Purchase Plan (the "Plan"). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to DST Systems, Inc., the Transfer Agent.

Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Transfer Agent for Barings Corporate Investors' Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

ITEM 2. CODE OF ETHICS.

Not applicable for this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable for this filing.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for this filing.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for this filing.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized  and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal half year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

ITEM 13. EXHIBITS.

(a)(1)
ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

Not applicable for this filing.

(a)(2)	A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

Attached hereto as EX-99.31.1

Attached hereto as EX-99.31.2

(a)(3)
ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(b)             CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE ACT.

Attached hereto as EX-99.32

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Barings Corporate Investors

By:	/s/ Robert M. Shettle
Robert M. Shettle, President

Date:	September 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Shettle
Robert M. Shettle, President

Date:	September 8, 2017

By:	/s/ James M. Roy
James M. Roy, Vice President and Chief Financial Officer

Date:	September 8, 2017